UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 26, 2019 (September 23, 2019)

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2019, Granite Point Mortgage Trust Inc. ("Granite Point" or the "Company") issued a press release announcing the appointment of Michael J. Karber as General Counsel, effective January 1, 2020. Granite Point also announced Rebecca B. Sandberg's intention to resign from her position as General Counsel of the Company. Ms. Sandberg notified the Board of Directors (the "Board") of Granite Point of her resignation from General Counsel, effective January 1, 2020. Ms. Sandberg resignation is not the result of any disagreement with respect to any matter relating to the operations, policies or practices of the Company.

Mr. Karber has been with Granite Point since its inception and has served as Deputy General Counsel and Assistant Secretary of the Company since 2018. Prior to joining Granite Point, he was Lead Counsel - Business Operations at Two Harbors Investment Corp. beginning in 2014, where he supported Two Harbors’ commercial real estate business before it was contributed to Granite Point in connection with Granite Point’s initial public offering. Before Two Harbors, he was a Portfolio Manager at Presidium Asset Solutions from 2010 to 2014 and from 2007 to 2009 he was an Associate at Pircher, Nichols & Meeks LLP. Prior to that, Mr. Karber was an Associate at Dykema Gossett PLLC. Mr. Karber received a B.A. in Political Science and Psychology from the University of Michigan in 2002 and a J.D. from Northwestern University, Pritzker School of Law in 2005.

Item 7.01           Regulation FD Disclosure.

The Company issued a press release on September 26, 2019, regarding Ms. Sanbergs’s resignation as General Counsel and the appointment of Mr. Karber as General Counsel. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Granite Point Mortgage Trust Inc., dated September 26, 2019.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: September 26, 2019